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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-3 of our reports dated January 31, 2000 relating to the financial statements and financial statement schedule, which appears in Cleco Corporation's Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the references to us under the headings "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

New Orleans, Louisiana
March 6, 2001